         As Filed with the Securities and Exchange Commission on August 16, 2000

                                                           Registration No. 333-
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                            ----------------------


                                EATON CORPORATION
              (Exact name of issuer as specified in its charter)

                    Ohio                                   34-0196300
       ------------------------------        --------------------------------
           (State of Incorporation)          (IRS Employer Identification No.)

                       Eaton Center, Cleveland, Ohio 44114
                    (Address of principal executive offices)

                               ----------------

                      EATON CORPORATION 401(k) SAVINGS PLAN

                              (Full Title of Plan)

                               ----------------
                            E. R. Franklin, Secretary

                       Eaton Center, Cleveland, Ohio 44114
                     (Name and address of agent for service)

                     Telephone number, including area code,
                      of agent for service: (216) 523-4103

                               ----------------


                         CALCULATION OF REGISTRATION FEE
=========================================================================================
                                            Proposed        Proposed
Title of                                    Maximum         Maximum
Securities               Amount             Offering        Aggregate      Amount of
to be                    to be              Price           Offering      Registration
Registered               Registered         Per Share       Price(1)           Fee
-----------------------------------------------------------------------------------------
Common Shares
with a par value
of $.50 each             500,000            N/A           $36,281,250       $9,578.25

Plan Participations(2)   Indeterminate      N/A              N/A              N/A
=========================================================================================

(1)   Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

(2) Pursuant to Rule 416(c), this Registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan referenced above.

                                ----------------




[C

Pursuant to Instruction E to Form S-8, the information contained in registration Statement No. 333-28869 is hereby incorporated by reference into this Registration Statement, except as set forth below under Item 8.

Item 8.  Exhibits

         See List of Exhibits at page 3.



                                   SIGNATURES


                  THE REGISTRANT -- Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 16th day of August, 2000.

                                            EATON CORPORATION


                                            By  /s/ J. R. Horst
                                                ----------------------------
                                                J. R. Horst
                                                Vice President
                                               and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


             Name                     Title                          Date
             ----                     -----                          ----

          *                Chairman and Chief Executive        August 16, 2000
----------------------     Officer; Principal Executive
   Stephen R. Hardis       Officer; Director

          *                President and Chief Operating
----------------------     Officer; Director
   Alexander M. Cutler


          *                Executive Vice President - Chief
----------------------     Financial and Planning Officer;
   Adrian T. Dillon        Principal Financial Officer

          *                    Vice President and Controller;
-----------------------        Principal Accounting Officer
   Billie K. Rawot

          *                    Director
-----------------------
   Michael J. Critelli

          *                    Director
-----------------------
   Ernie Green

          *                    Director
-----------------------
   Deborah L. McCoy

          *                    Director
-----------------------
   John R. Miller

          *                    Director
-----------------------
   Furman C. Moseley

          *                    Director
-----------------------
   Victor A. Pelson

          *                    Director
-----------------------
   A. William Reynolds

          *                    Director
-----------------------
   Gary L. Tooker







*By        /s/ DAVID M. O'LOUGHLIN
    ------------------------------
     David M. O'Loughlin, Attorney-in-Fact
     for the Officers and Directors
     signing in the capacities indicated

Page 3
                                  EXHIBIT INDEX

Exhibit
Number
------

23           Consent of Ernst & Young LLP.

24           Power of Attorney.